Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”) is executed as of the 3rd day of November, 2011 (the “First Amendment Effective Date”), by and among U.S. CONCRETE, INC., a Delaware corporation (the “Borrower”), the other Loan Parties party hereto, the Lenders party hereto, and JPMORGAN CHASE BANK, N.A., as the Administrative Agent.

W I T N E S S E T H:

WHEREAS, the Borrower, the other Loan Parties party thereto, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of August 31, 2010 (as amended, supplemented and modified from time to time, the “Credit Agreement”; unless otherwise defined herein, all capitalized terms used herein which are defined in the Credit Agreement shall have the meaning given such terms in the Credit Agreement, including, to the extent applicable, after giving effect to this First Amendment), pursuant to which the Lenders agreed to provide certain financing to the Borrower in accordance with the terms and conditions set forth therein; and

WHEREAS, the Borrower has requested that the Lenders amend certain provisions of the Credit Agreement as set forth herein; and

WHEREAS, subject to the terms and conditions set forth herein, the Lenders have agreed to the Borrower’s requests.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confirmed, the parties hereto hereby agree as follows:

SECTION 1.   Amendments.  In reliance upon the representations, warranties, covenants and agreements contained in this First Amendment, and subject to the satisfaction of each condition precedent set forth in Section 2 hereof, the Credit Agreement shall be amended effective as of the First Amendment Effective Date in the manner provided in this Section 1.

1.1   Amended Definition.  The definition of “Availability Block” contained in Section 1.01 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

“Availability Block” means an amount equal to $10,000,000.

1.2   New Definitions.  Section 1.01 of the Credit Agreement shall be amended to include the following defined terms in appropriate alphabetical order:

“Financial Advisor” means a financial advisory firm acceptable to the Administrative Agent and the Lenders.

“First Amendment” means that certain First Amendment to Credit Agreement dated as of November 3, 2011, by and among the Borrower, the other Loan Parties, the Administrative Agent and the Lenders party thereto.

“First Amendment Effective Date” means the “First Amendment Effective Date” as defined in the First Amendment.

1.3   Deleted Definitions.  Section 1.01 of the Credit Agreement shall be amended to delete the definitions of “FCCR Test” and “Initial Availability Block Period” in their entirety.

1.4   Amendment to Section 5.01 of the Credit Agreement.  Clause (p) of Section 5.01 of the Credit Agreement shall be amended and restated in its entirety to read in full as follows:

(p)           No later than Thursday of every calendar week, commencing with the second week after the First Amendment Effective Date and ending at the sole discretion of the Administrative Agent, the Borrower shall deliver to the Administrative Agent a rolling 13-week cash flow projection of the Borrower and its Subsidiaries, which shall be in form and detail reasonably satisfactory to the Administrative Agent and the Lenders (each, a “Cash Flow Forecast”), certified by a Financial Officer of the Borrower as being prepared based upon good faith estimates and assumptions that are believed by senior management of the Borrower to be reasonable at the time made and as of the date of delivery that such Financial Officer is not aware of (x) any information contained in such Cash Flow Forecast which is false or materially misleading or (y) any omission of information which causes such Cash Flow Forecast to be false or materially misleading (it being understood that any such forecasts are estimates and that actual results may vary materially from such forecasts).

1.5   Addition of Section 5.15 to the Credit Agreement.  A new Section 5.15 of the Credit Agreement shall be added to the end of Article V of the Credit Agreement to read as follows:

Section 5.15 Financial Advisor. At the request of the Administrative Agent, the Borrower shall retain the Financial Advisor within thirty (30) days after such request, on terms and conditions, including, without limitation, the scope of such engagement and the deadline by which the Financial Advisor shall complete the Financial Advisor Report (as defined below), acceptable to the Administrative Agent.  No later than the deadline specified in the retention of the Financial Advisor and approved by the Administrative Agent, the Borrower shall deliver to the Administrative Agent and the Lenders a business assessment report prepared by the Financial Advisor (the “Financial Advisor Report”) in form and detail satisfactory to the Administrative Agent and the Lenders.

1.6   Amendment to Section 6.13 of the Credit Agreement.  Section 6.13 of the Credit Agreement shall be amended and restated in its entirety to read in full as follows:

Section 6.13 Fixed Charge Coverage Ratio.  Beginning on April 1, 2012, and with respect to any day thereafter in which Availability was at any time less than $15,000,000 (any such day, the “FCCR Commencement Date”), the Borrower shall maintain a Fixed Charge Coverage Ratio for the trailing twelve month period of at least 1.0:1.0, determined (i) as of the last day of the fiscal month preceding the FCCR Commencement Date for which the Administrative Agent has received the monthly financial statements for the Borrower and its consolidated Subsidiaries pursuant to Section 5.01(c) and (ii) as of the last day of each fiscal month occurring thereafter for the trailing twelve month period ending on each such date, until Availability is equal to or greater than $15,000,000 for a period of thirty (30) consecutive days.

1.7   Amendment to Article VII(d) of the Credit Agreement.  Clause (d) of Article VII of the Credit Agreement shall be amended and restated in its entirety to read in full as follows:

(d) any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in Section 4.04, Section 5.02(a), Section 5.03, (with respect to a Loan Party’s existence), Section 5.08, Section 5.15 or in Article VI;

SECTION 2.   Conditions Precedent to Amendment.  This First Amendment shall become effective as of the First Amendment Effective Date provided that each of the following conditions precedent shall have been satisfied:

2.1   Counterparts.  The Administrative Agent shall have received counterparts of this First Amendment duly executed by the Borrower, each Loan Party and the Required Lenders.

2.2   Incumbency Certificate.  The Administrative Agent shall have received an incumbency certificate on behalf of each Loan Party, which identifies by name and title and bears the signatures of the Responsible Officers and any other officers of such Loan Party authorized to sign this First Amendment.

2.3   Amendment Fee.  The Borrower shall have paid to the Administrative Agent, including by the Administrative Agent charging the Collection Account of the Borrower, for the ratable benefit of each Lender, a non-refundable amendment fee in an aggregate amount equal to 0.50% of the amount of such Lender's Revolving Commitment.

2.4   Fees and Expenses.  The Borrower shall have paid to the Administrative Agent, including by the Administrative Agent charging the Collection Account of the Borrower, all fees, expenses and reimbursement obligations owing by the Loan Parties to Administrative Agent as of the date of the execution and delivery hereof under the Loan Documents including, without limitation, all reasonable fees and expenses of Administrative Agent’s counsel due and payable under the Credit Agreement or incurred in connection with the preparation, negotiation and execution of this First Amendment, all related documents and the transactions contemplated hereby and thereby.

2.5   No Default.  No Default or Event of Default shall have occurred which is continuing.

2.6   Other Documents.  The Administrative Agent shall have received such other documents, instruments and agreements as it or any Lender may reasonably request, all in form and substance reasonably satisfactory to the Administrative Agent and the Lenders.

SECTION 3.   Representations and Warranties.  In order to induce the Administrative Agent and each Required Lender to enter into this First Amendment, each Loan Party hereby jointly and severally represents and warrants to the Administrative Agent and each Lender, as of the First Amendment Effective Date, as follows:

3.1   Reaffirm Existing Representations and Warranties.  The representations and warranties of each Loan Party set forth in the Credit Agreement and each other Loan Document are, subject to the limitations set forth herein and after giving effect to this First Amendment, true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct in all material respects as of such earlier date.

3.2   Due Authorization, No Conflicts.  The execution, delivery and performance by each Loan Party of this First Amendment, and all other documents, instruments or agreements executed by any Loan Party in connection with this First Amendment, are within each such Loan Party’s corporate or organizational powers, as applicable, have been duly authorized by all necessary organizational action, as applicable, require no action by or in respect of, or filing with, any Governmental Authority and do not violate or constitute a default under any provision of applicable law or any material agreement binding upon any Loan Party or result in the creation or imposition of any Lien upon any of the assets of any Loan Party.

3.3   Validity and Binding Effect.  This First Amendment and all other documents, instruments or agreements executed by any Loan Party in connection with this First Amendment each constitute the valid and binding obligations of each such Loan Party enforceable in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally, and the availability of equitable remedies may be limited by equitable principles of general application.

3.4   Absence of Defaults.  Both before and after giving effect to this First Amendment, no Default or Event of Default has occurred and is continuing.  Each Loan Party has complied with all of its obligations under the Loan Documents in all material respects.

3.5   No Defense.  No Loan Party has any defense to payment, counterclaim or right of set-off with respect to any of the Obligations on the date hereof.

3.6   Valid Liens.  The Lenders have and will continue to possess valid and perfected security interests in, and Liens upon, all of the Collateral as set forth in the Loan Documents.

3.7   Accuracy of Information.  All information provided by the Loan Parties to the Administrative Agent and the Lenders in connection with this First Amendment including, without limitation, information concerning financial status, assets, liabilities or business plans, whether communicated orally or in writing, are true and correct in all material respects.

SECTION 4.   Miscellaneous.

4.1   Reaffirmation of Loan Documents and Liens.  Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended hereby, remain in full force and effect.  The applicable Loan Parties hereby reaffirm the Liens securing the Secured Obligations until the Secured Obligations have been paid in full, and agree that the amendments herein contained shall in no manner affect or impair the Secured Obligations or the Liens securing payment and performance thereof, all of which are ratified and confirmed.

4.2   Parties in Interest.  All of the terms and provisions of this First Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

4.3   Counterparts.  This First Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this First Amendment until this First Amendment has been executed by the Borrower, each of the other Loan Parties and the Required Lenders and has become effective in accordance with the terms hereof, at which time this First Amendment shall be binding on, enforceable against and inure to the benefit of the Loan Parties and all Lenders.  Counterparts received by facsimile or other electronic transmission (e.g., pdf) shall be effective as originals.

4.4   COMPLETE AGREEMENT.  THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES REGARDING THE SUBJECT MATTER HEREOF.

4.5   Headings.  The headings, captions and arrangements used in this First Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this First Amendment, nor affect the meaning thereof.

4.6   No Implied Waivers.  No failure or delay on the part of the Lenders or the Administrative Agent in exercising, and no course of dealing with respect to, any right, power or privilege under this First Amendment, the Credit Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this First Amendment, the Credit Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

4.7   Expenses. Each Loan Party hereby acknowledges and agrees that the Administrative Agent shall have the right to retain its own financial advisor and shall be reimbursed by the Borrower for all out-of-pocket expenses incurred by the Administrative Agent with respect to such financial advisor, in each case pursuant to Section 9.03 of the Credit Agreement.

4.8   Review and Construction of Documents.  Each Loan Party hereby acknowledges, and represents and warrants to the Administrative Agent and the Lenders, that (a) such Loan Party has had the opportunity to consult with legal counsel of its own choice and has been afforded an opportunity to review this First Amendment with its legal counsel, (b) such Loan Party has reviewed this First Amendment and fully understands the effects thereof and all terms and provisions contained herein, (c) such Loan Party has executed this First Amendment of its own free will and volition, and (d) this First Amendment shall be construed as if jointly drafted by the Loan Parties and the Lenders.  The recitals contained in this First Amendment shall be construed to be part of the operative terms and provisions of this First Amendment.

4.9   Arms-Length/Good Faith.  This First Amendment has been negotiated at arms-length and in good faith by the parties hereto.

4.10   Interpretation.  Wherever the context hereof shall so require, the singular shall include the plural, the masculine gender shall include the feminine gender and the neuter and vice versa.

4.11   Severability.  In case any one or more of the provisions contained in this First Amendment shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this First Amendment shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

4.12   Confirmation of Loan Guaranty, Assignments; Further Assurances.  By signing below where indicated, each Loan Party, in its capacity as Loan Guarantor, hereby acknowledges and approves the Credit Agreement, as amended by this First Amendment, and the Loan Documents (including, without limitation, any and all documents delivered in connection with this First Amendment) and the terms thereof, and specifically agrees to comply with all provisions which refer to or affect such Loan Guarantor, the Loan Guaranty and any matter in connection therewith. Without limiting the generality of the foregoing, each Loan Guarantor specifically consents to all of the transactions contemplated in this First Amendment and further agrees and confirms that the Loan Guaranty executed and provided to the Administrative Agent and the Lenders, as applicable, by such Loan Guarantor, continues in full force and effect in favor of the Administrative Agent and the Lenders, as applicable.  The payment of the Guaranteed Obligations (or applicable portion thereof) shall continue to be unconditionally guaranteed by, and each Loan Guarantor hereby confirms and ratifies, the Loan Guaranty, and hereby unconditionally guarantees the prompt and full payment of the Guaranteed Obligations (or applicable portion thereof) to the Administrative Agent and the Lenders, as applicable, in accordance with the terms of the Loan Guaranty.  Each Loan Party shall make, execute or endorse, and acknowledge and deliver or file or cause same to be done, all such documents, notices or other assurances, and take all such other action, as the Administrative Agent may, from time to time, deem reasonably necessary or proper in connection with this First Amendment and the Credit Agreement, as amended hereby.

4.13   WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS FIRST AMENDMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (a) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (b) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS FIRST AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

4.14   Governing Law.  This First Amendment and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with the laws of the State of New York, but giving effect to federal laws applicable to national banks.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their respective authorized officers on the date and year first above written.

U.S. CONCRETE, INC., as Borrower

By:             ____________________________
Name:         William J. Sandbrook
Title:           President and Chief Executive Officer

OTHER LOAN PARTIES:

ALBERTA INVESTMENTS, INC.
ALLIANCE HAULERS, INC.
ATLAS REDI-MIX, LLC
ATLAS-TUCK CONCRETE, INC.
BEALL CONCRETE ENTERPRISES, LLC
BEALL INDUSTRIES, INC.
BEALL INVESTMENT CORPORATION, INC.
BEALL MANAGEMENT, INC.
EASTERN CONCRETE MATERIALS, INC.
HAMBURG QUARRY LIMITED LIABILITY
       COMPANY
REDI-MIX CONCRETE, L.P.
REDI-MIX GP, LLC
REDI-MIX, LLC
U.S. CONCRETE ON-SITE, INC.
USC PAYROLL, INC.

By:             ____________________________
Name:         James C. Lewis
Title:           President

[Signature Page to First Amendment to Credit Agreement]

AMERICAN CONCRETE PRODUCTS, INC.
BRECKENRIDGE READY MIX, INC.
CENTRAL CONCRETE SUPPLY CO., INC.
CENTRAL PRECAST CONCRETE, INC.
INGRAM CONCRETE, LLC
KURTZ GRAVEL COMPANY
SAN DIEGO PRECAST CONCRETE, INC.
SIERRA PRECAST, INC.
SMITH PRE-CAST, INC.
TITAN CONCRETE INDUSTRIES, INC.
USC ATLANTIC, INC.

By:             ____________________________
Name:         James C. Lewis
Title:           Vice President

CONCRETE ACQUISITION IV, LLC
CONCRETE ACQUISITION V, LLC
CONCRETE ACQUISITION VI, LLC
CONCRETE XXXIV ACQUISITION, INC.
CONCRETE XXXV ACQUISITION, INC.
CONCRETE XXXVI ACQUISITION, INC.
LOCAL CONCRETE SUPPLY &
      EQUIPMENT, LLC
MASTER MIX, LLC
MASTER MIX CONCRETE, LLC
NYC CONCRETE MATERIALS, LLC
PEBBLE LANE ASSOCIATES, LLC
U.S. CONCRETE TEXAS HOLDINGS, INC.
USC MANAGEMENT CO., LLC

By:             ____________________________
Name:         William J. Sandbrook
Title:           President

[Signature Page to First Amendment to Credit Agreement]

MG, LLC
SUPERIOR CONCRETE MATERIALS, INC.
USC TECHNOLOGIES, INC.

By:             ____________________________
Name:         William J. Sandbrook
Title:           Vice President

[Signature Page to First Amendment to Credit Agreement]

RIVERSIDE MATERIALS, LLC

By:             ____________________________
Name:         William Steele
Title:           Vice President

[Signature Page to First Amendment to Credit Agreement]

AGENTS AND LENDERS:

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Issuing Bank, Swingline Lender and a Lender

By:           ____________________________
Name:      Mario Quintanilla
Title:        Authorized Signatory

[Signature Page to First Amendment to Credit Agreement]

WELLS FARGO CAPITAL FINANCE, LLC, as a Lender

By:           ____________________________
Name:      David Klages
Title:        Loan Portfolio Manager

[Signature Page to First Amendment to Credit Agreement]